Exhibit 99.1

Consent of Independent Registered Public Accounting Firm

Redwood Mortgage Investors IX, LLC

San Mateo, California

We hereby consent to the use in the Supplement No. 3 to the Prospectus constituting a part of this Registration Statement on Form S-11 (File No. 333-208315) of our report dated March 31, 2017, relating to the financial statements of Redwood Mortgage Investors IX, LLC, which is contained in that Prospectus.

/s/BDO USA, LLP

San Francisco, California

April 10, 2017